             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549
                       ------------


                         FORM 8-K
                      CURRENT REPORT


            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 16, 2000


       Harman International Industries, Incorporated
       ---------------------------------------------
  (Exact name of registrant as specified in its charter)


                       Delaware
       ----------------------------------------------
       (State or other jurisdiction of incorporation)


         1-9764                          11-2534306
------------------------      ---------------------------------
(Commission File Number)      (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101

                      Not Applicable
 --------------------------------------------------------------
 (Former name or former address, if changed since last report)















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Item 5.  Other Events


In a conference call on Wednesday, August 16, 2000, Harman
International management discussed the attached press release and the financial information included herein.








Item 7c.  Exhibits

Exhibit                     Description

 99.1        June 2000 Earnings release and related financial data.













Note: Except for historical information contained herein, the matters discussed are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to the effect of economic conditions, product demand, labor disputes, currency exchange rates, competitive products and other risks detailed in the Company's other Securities and Exchange Commission filings.








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                              Signatures
                              ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARMAN INTERNATIONAL
                                   INDUSTRIES, INCORPORATED


                                   By:  /s/ Frank Meredith
                                       ---------------------------
                                        Frank Meredith
                                        Executive Vice President and
                                        Chief Financial Officer




Date:  August 18, 2000























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                          EXHIBIT INDEX
                          -------------


Exhibit No.          Description                       Page
-----------          -----------                       ----

   99.1         Earnings Release and Financial Data      5










































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